SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      February 13, 2003



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission file        (IRS Employer
   of incorporation)                    number)          identification No.)





  2222 Wellington Court, Lisle, Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550



















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Item 5.  Other Events

On February 11, 2003, Molex Incorporated announced that it has elected Michelle L. Collins as a Director. Ms. Collins is a managing director of Svoboda, Collins L.L.C. of Chicago, IL, a $150 million private equity firm. The board of directors also amended Molex's by-laws to increase the allowable size of the board of directors to 12 to 15 members from 9 to 12 members. Ms. Collins' election expands the Molex Board to thirteen directors, including eight outside directors.



Item 9.  Regulation FD Disclosure


On February 13, 2003, J. Joseph King, Vice-Chairman and Chief Executive Officer, and Robert B. Mahoney, Executive Vice President, Treasurer and Chief Financial Officer of Molex Incorporated each submitted to the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached as Exhibits to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits


      (99.1) Press release issued by Molex Incorporated on February 11, 2003


      (99.2) Certification Under Section 906 of the Sarbanes-Oxley Act of 2002
             "Corporate Responsibility for Financial Reports"






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 13, 2003                      MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:       /s/ ROBERT B. MAHONEY
                                            _______________________
                                            Robert B. Mahoney
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

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Exhibit Index


Exhibit No.       Description

   99.1           Press release issued by Molex Incorporated on February 11,
                   2003


   99.2           Certification Under Section 906 of the Sarbanes-Oxley Act
                   of 2002 "Corporate Responsibility for Financial Reports"



































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